EXPLANATORY NOTE

On behalf of the TETON Westwood Income Fund (the “Fund”), a series of the TETON Westwood Funds (the “Trust”), and pursuant to Rule 497(e) under the Securities Act of 1933, attached for filing is an exhibit containing interactive data format risk/return summary information. The interactive data file included as an exhibit to this filing relates to the supplement filed with the Securities and Exchange Commission on behalf of the Fund pursuant to Rule 497(e) on July 25, 2016.